Voyage revenues	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Voyage revenues

16.       Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the years ended December 31, 2021, 2022 and 2023, as presented in the consolidated income statements:

	Years ended December 31,
	2021	2022	2023

Time charters	$745,442	$841,057	$494,970
Voyage charters	683,146	591,479	450,410
Pool revenues	(1,165)	4,620	3,889
	$1,427,423	$1,437,156	$949,269

As of December 31, 2023, trade accounts receivable from voyage charter agreements amounted to $24,223, remaining almost the same level compared to $24,144 as of December 31, 2022 and are presented under “Trade accounts receivable, net” in the consolidated balance sheets. No write-off was recorded in both years in connection with the voyage charter agreements.

Under ASC 606, unearned voyage charter revenue represents the consideration received for undelivered performance obligations.  The Company recorded $9,215 as unearned revenue related to voyage charter agreements in progress as of December 31, 2022, which was recognized in earnings during the year ended December 31, 2023 as the performance obligations were satisfied in that period. In addition, the Company recorded $5,556 as unearned revenue related to voyage charter agreements in progress as of December 31, 2023 and is presented under “Deferred revenue” in the consolidated balance sheets, which will be recognized in earnings during the year ending December 31, 2024 as the performance obligations will be satisfied in that period. This decrease of $3,659 was mainly attributable to the weaker market conditions prevailing at year end of 2023 compared to the same period in 2022 while it is also affected by the timing of collections.

Further, as of December 31, 2023, capitalized contract fulfilment costs which are recorded under “Other current assets” amounted to $4,275, remaining almost at the same level compared to $4,366 as of December 31, 2022.

Demurrage income for the years ended December 31, 2021, 2022 and 2023 amounted to $59,032, $32,435 and $13,649, respectively, and is included in voyage revenues from voyage charters in the above table.

The amount invoiced to charterers in connection with the additional revenue for scrubber-fitted vessels under time-charter contracts (included in voyage revenues earned from time charters in the above table) was $47,824, $99,104 and $54,943 for the years ended December 31, 2021, 2022 and 2023, respectively, and did not include the fuel cost savings gained from the scrubber-fitted vessels which were employed under voyage charter agreements.

The adjustment to Company’s revenues from the vessels operating in the CCL Pool (Note 3k), deriving from the allocated pool result for those vessels as determined in accordance with the agreed-upon formula, for the years ended December 31, 2021, 2022 and 2023 was ($4,188), $4,965 and $4,551, respectively, while the corresponding adjustment to Company’s revenues from the Short Pool (Note 3j) for the years ended December 31, 2021, 2022 and 2023 was ($328), $147 and nil. All the amounts are included within “Pool Revenues” in the table above. The remaining amounts of $3,351, ($492) and ($662) for the years ended December 31, 2021, 2022 and 2023, respectively, refers to other participation adjustments deriving from profit sharing from participation in charter-in agreement with other parties.

As discussed in Note 1, during 2021, 2022 and 2023 the Company chartered-in a number of third-party vessels, to increase its operating capacity in order to satisfy its clients’ needs. Revenues generated from those charter-in vessels during the years ended December 31, 2021, 2022 and 2023 amounted to $20,215, $35,420 and $24,892, respectively, and are included in Voyage revenues in the consolidated income statements, out of which $1,212, $10,208 and $3,643, respectively, constitute sublease income deriving from time charter agreements.